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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                        --------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                         DATE OF REPORT: AUGUST 3, 1999
                         ------------------------------
                       (Date of earliest event reported)




                                  H.T.E., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            FLORIDA                       0-22657                59-2133858
            -------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)




                           1000 BUSINESS CENTER DRIVE
                            LAKE MARY, FLORIDA 32746
                           --------------------------
               (Address of principal executive offices, zip code)




                                 (407) 304-3235
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On August 3, 1999, Dennis Harward resigned as the Chairman, President and Chief Executive Officer of H.T.E., Inc. (the "Company"), and Jack Harward resigned as the Company's Executive Vice President, to pursue other interests. In connection with their resignations, they entered into a separation agreement with the Company, a copy of which is attached hereto as Exhibit 99.2.


ITEM 7.  EXHIBITS.

Exhibit No.                    Item
   99.1                        Press release dated August 3, 1999*
   99.2                        Agreement dated August 3, 1999 by and among
                               H.T.E., Inc., Dennis Harward and Jack Harward.

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* Filed previously

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       H.T.E., INC.
                                       (Registrant)



Date: August 25, 1999                  By: /s/ L. A. Gornto, Jr.
                                          -------------------------------------
                                               L. A. Gornto, Jr.
                                               Executive Vice President,
                                               Secretary and General Counsel



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